UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: March 18, 2022

TPT Global Tech, Inc.
(Exact name of registrant as specified in its charter)

Florida	333-222094	81-3903357
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

501 West Broadway, Suite 800, San Diego, CA 92101

(Address of Principal Executive Offices) (Zip Code)

(619) 301-4200

Registrant's telephone number, including area code

____________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each Class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

Press Release

The information in this Item 7.01 of this Current Report is furnished pursuant to Item 7.01 and shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

On March 18, 2022, the Company issued a press release entitled “TPT Global Tech (OTCQB:TPTW) Subsidiary TPT Global Caribbean LLC and the Government of Grenada, Acting Thru The Ministry of Tourism Signs Agreement putting the company forward as available to Provide COVID 19 Testing and Vaccinations.”  A copy of the press release is attached hereto as Exhibit 99.1.

On March 21, 2022, the Company issued a press release entitled “TPT Global Tech: TPT Global Tech Receives $38 Million Qualification by SEC.”  A copy of the press release is attached hereto as Exhibit 99.2.

On April 7, 2022, the Company issued a press release entitled “TPT Global Tech [OTCQB:TPTW] Signs Agreement to Become Authorized Reseller of Siemens Electric Vehicle Charging Systems.”  A copy of the press release is attached hereto as Exhibit 99.3.

On April 14, 2022, the Company issued a press release entitled “TPT Global Tech [OTCQB:TPTW] Exchanges $10.4M Of Liabilities For Mezzanine Equity In Preparation For Its Intended Up List To A Major US Stock Exchange.”  A copy of the press release is attached hereto as Exhibit 99.4.

On April 19, 2022, the Company issued a press release entitled “TPT Global Tech [OTCQB:TPTW] CEO Invests over $200K as a Net Investment in Company.”  A copy of the press release is attached hereto as Exhibit 99.5.

On May 10, 2022, the Company issued a press release entitled “Innovative R&D Design-Build Leader GloGreen Global LLC, signs $30 Million Dollar Commitment to Fund TPT Global Tech's Smart City Concrete Technology Manufacturing Plant in Tuskegee Alabama.”  A copy of the press release is attached hereto as Exhibit 99.6.

On May 17, 2022, the Company issued a press release entitled “TPT Global Tech: TPT Global Tech Initiates Tuskegee, Alabama "Smart City" Project Through Real Estate Sales Agreements with Limited Partnerships Led by Legendary Civil Rights Attorney Fred Gray Who Represented Martin Luther King and Rosa Parks.”  A copy of the press release is attached hereto as Exhibit 99.7.

Item 9.01 Exhibits

The following exhibits are filed with this report on Form 8-K.

Exhibit Number	Exhibit
99.1	Press Release, dated March 18, 2022
99.2	Press Release, dated March 21, 2022
99.3	Press Release, dated April 7, 2022
99.4	Press Release, dated April 14, 2022
99.5	Press Release, dated April 19, 2022
99.6	Press Release, dated May 10, 2022
99.7	Press Release, dated May 17, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

TPT GLOBAL TECH, INC.

Date: May 27, 2022	By:	/s/ Stephen J. Thomas, III
Stephen J. Thomas, III
	Title:	Chief Executive Officer

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